UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-041486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA		94089
(Address of principal executive offices)		(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	PFPT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2019, Proofpoint, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter and with respect to the election of a director were as indicated:

(1) Holders of the Company’s common stock voted to elect three Class I directors to each serve for a three-year term expiring at the 2022 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal as follows:

Name	For	Against	Abstain
Michael Johnson	47,139,744	576,772	13,949
R. Scott Herren	47,139,742	576,882	13,901
Richard Wallace	39,193,631	8,522,933	13,901

(2) Holders of the Company’s common stock voted to amend and restate our 2012 Equity Incentive Plan to increase the number of shares of stock authorized for issuance thereunder and to make certain other changes to the plan:

Shares voted in favor:	26,968,013
Shares voted against:	20,747,267
Shares abstaining:	15,185

(3) Holders of the Company’s common stock voted, on a non-binding advisory basis, against the compensation paid by us to our named executive officers as disclosed in the proxy statement (“say-on-pay”):

Shares voted in favor:	8,695,333
Shares voted against:	38,994,960
Shares abstaining:	40,172

(4) Holders of the Company’s common stock voted to recommend, on a non-binding advisory basis, that the future say-on-pay advisory votes on compensation paid by us to our named executive officers should be held every year:

One Year:	46,921,548
Two Year:	5,040
Three Year:	788,792
Abstain:	15,085

(5) Holders of the Company’s common stock voted to ratify the appointment of PricewaterhouseCoopers LLP as our principal independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

Shares voted in favor:	51,601,930
Shares voted against:	353,430
Shares abstaining:	25,711

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date: June 7, 2019	By:	/s/ Paul Auvil
Paul Auvil Chief Financial Officer